Pension Plan	3 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Pension Plan

11.	Pension Plan

One of the Company’s Canadian subsidiaries sponsors a defined benefit pension plan in which a majority of its employees are members. The subsidiary funds 100% of all contributions to the plan. The benefits, or the rate per year of credit service, are established by the Company and updated at its discretion.

The components of the expense the Company incurred under the pension plan are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Current service cost, net of employee contributions	$10	$9	$21	$17
Interest cost on accrued benefit obligation	36	37	71	73
Expected return on plan assets	(40)	(39)	(78)	(78)
Amortization of transitional obligation	3	3	7	7
Amortization of past service costs	2	2	4	4
Amortization of net actuarial gain	12	8	24	16
Total cost of benefit	$23	$20	$49	$39

Cost of Benefits

The Company’s policy is to fund the pension plan at or above the minimum level required by law. The Company made $29,000 and $65,000 of contributions to its defined benefit pension plan during the six months ended June 30, 2012 and 2011, respectively. Changes in the discount rate and actual investment returns that are lower than the long-term expected return on plan assets could result in the Company making additional contributions.